SHAREHOLDER LETTER

Dear Shareholder:

This semiannual report for Franklin Value Investors Trust covers the period ended April 30, 2000.

During the six months under review, the domestic economy remained strong with unemployment at a 30-year low, yet consumer confidence began to wane as heating oil and gasoline prices rose. By mid-April 2000, we began to see a slight increase in the inflation rate mostly due to the rise in crude oil prices, which peaked above $34 per barrel, up from $21.75 at the beginning of the period. In an attempt to ease inflationary pressures, the Federal Reserve Board raised the federal funds target rate three times during the period, adding a total of 75 basis points, to end the period at 6.00%, the highest rate in five years.

U.S. stock markets began the 21st century with dramatic volatility, and several records were shattered. During the reporting period, the Dow Jones(R) Industrial Average established a one-day record increase of 499 points, followed closely by an astonishing one-day drop of 618 points, ending the period with a return of 0.67%. The Nasdaq Composite(R) Index reached its highest level ever, only to later record its biggest one-day point loss, ending the period with a 30.37% return. While lagging most of the period, the Standard & Poor's 500(R) Index finally hit its first record high close for the year on March 21, and had a 7.20% return.



CONTENTS


Shareholder Letter            1
Fund Reports
 Franklin Balance Sheet
 Investment Fund              4
 Franklin MicroCap
 Value Fund                   9
 Franklin Value Fund         14
Financial Highlights &
Statements of Investments    20
Financial Statements         37
Notes to
Financial Statements         42

[Pyramid Graph]

Value stocks remained out of favor for most of the reporting period, as investors seemed to ignore the greatest negative divergence between value and growth stocks in the stock market's history. This gap began to close near the end of the period as the Russell 2000 Growth Index lost 24.83% from its year-to-date high, ending the period with a return of 27.78%, versus the Russell 2000 Value Index's 8.20% return. Capital continued to flow mostly into growth and technology stocks, as investors generally preferred to buy dot-com companies with inflated earnings promises in lieu of the steady, year-after-year, "old economy" earnings growers. During the final few weeks of the period, some investors were increasingly attracted to relatively cheap stocks and away from overvalued, technology issues.

Throughout the reporting period, strategic buyers continued to recognize some of our bargain holdings. Within the Trust's three funds, 17 portfolio holdings were announced as takeovers during the period, almost all at premiums to prior-day prices.

Franklin Value Investors Trust is organized into three portfolios, each managed in the same spirit but with a differing focus. While the funds have distinct investment objectives, our fundamental operating principles remain the same: prudent investment selection and constant professional supervision. Despite this atmosphere of increased market volatility, we remain steadfast and committed to our common-sense value investment strategy. We believe our value funds provide shareholders with a portfolio of well-managed, financially sound companies that possess the potential for solid earnings growth and, with patience, stock-price appreciation over the long term.

Historically, patient investors have achieved favorable results by evaluating their goals and diversifying their assets. We suggest you contact your investment representative to discuss your goals and consider establishing a regular investment plan.

As always, we appreciate your support, welcome your questions and look forward to serving your investment needs in the years to come.

Sincerely,

/s/ William J. Lippman

William J. Lippman
President
Franklin Value Investors Trust


FRANKLIN BALANCE
SHEET INVESTMENT FUND

Your Fund's Goal: Franklin Balance Sheet Investment Fund seeks high total return, of which capital appreciation and income are components, by investing primarily in securities that we believe are undervalued in the marketplace.


We are pleased that our directors voted to reopen Franklin Balance Sheet Investment Fund to all investors as of February 1, 2000. You may recall that the fund had been closed to all but retirement accounts for about four years. At the time of its closing, we felt that new opportunities for investment under our discipline were not commensurate with the volume of new money coming into the fund. Four years later, conditions have changed, and we believe opportunities for value investors have never been better than during the six months under review.

Unfortunately, but perhaps inevitably, we had to endure a prolonged period of challenges for value investing to reach the point where opportunities re-emerged. As was noted in this report's cover letter, the performance divergence between the two style camps -- value and growth -- reached historical extremes during the period. The fund's performance during the six months ended April 30, 2000, reflected the disparity, although, as the period progressed, we saw encouraging signs that the trends were shifting. For the six months under review, Franklin Balance Sheet Investment Fund - Class A produced a +5.03% cumulative total return, compared with the 8.20% return of its benchmark, the unmanaged Russell 2000 Value Index. (1)

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), which is a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 21.

During the previous reporting period, we were anticipating management bids to take some of our holdings private. By the end of this period, there were management bids on the table at Crown Central Petroleum, Pulaski Furniture, Castle & Cooke, Cherry Corp. and KLLM Transport Services. In the cases of Crown Central and KLLM, outside companies came forward with competing bids. All bid prices offered were below levels we anticipated when we bought the stocks, although, in our opinion, they do represent reasonable premiums to levels at which the shares were trading during the period. We believe such moves to take companies private indicate stock prices are reaching their lowest levels. As these actions continue, we believe prices should improve, and investors' attention should return to small value stocks.

These developments occurred against a backdrop of dramatic volatility in the Nasdaq Composite Index, which is weighted to large-cap growth and technology stocks. During April 2000 alone, the index experienced 3 of the 10 largest single-day percentage increases and 4 of the 10 biggest single-day percentage drops in Nasdaq history. In our opinion, this "bipolar" market reflects many contending forces, among them risk assessment. Only time will show whether these events represent the market's turning point or merely a retrenchment phase.

During the period, we continued to reduce the number of portfolio positions. By the end of the period, there were 114 positions (excluding closed-end funds), down from 129 six months earlier. Corporate takeovers were a significant source of liquidity, and, as we invested the cash, we attempted to take advantage of attractive value situations available to us. Generally, such situations offered higher quality management and operating characteristics and were larger in size than the best opportunities available when we closed the fund. Going forward, we would like to reduce the total number of holdings further.

(1). Source: Standard & Poor's Micropal. Cumulative total return represents the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

TOP 10 HOLDINGS
Franklin Balance Sheet
Investment Fund
4/30/00

COMPANY                         % OF TOTAL
SECTOR                          NET ASSETS
------                          ----------

Aztar Corp.
Consumer Services                  3.6%

Overseas Shipholding
Group Inc.
Transportation                     3.6%

Charming Shoppes Inc.
Retail Trade                       3.6%

Niagara Mohawk
Holdings Inc.
Utilities                          3.1%

American National
Insurance Co.
Finance                            2.8%

Castle & Cooke Inc.
Consumer Durables                  2.8%

Handleman Co.
Commercial Services                2.5%

Entergy Corp.
Utilities                          2.3%

CMP Group Inc.
Utilities                          2.3%

Tecumseh Products Co., A & B
Producer Manufacturing             2.2%


PORTFOLIO BREAKDOWN
Franklin Balance Sheet Investment Fund
Based on Total Net Assets
4/30/00

[BAR GRAPH]

Finance                                 23.1%

Utilities                               11.8%

Retail Trade                             8.5%

Consumer Durables                        8.2%

Electronic Technology                    6.6%

Producer Manufacturing                   6.5%

Transportation                           5.8%

Closed-End Funds                         5.6%

Consumer Services                        5.5%

Consumer Non-Durables                    4.4%

Non-Energy Minerals                      3.7%

Commercial Services                      3.2%

Process Industries                       2.8%

Other                                    3.3%

Short-Term Investments
& Other Net Assets                       1.0%

The following portfolio additions illustrate the kinds of opportunities we found during the period. Silicon Valley Group is a semiconductor capital equipment manufacturer, and we acquired the stock below tangible book value. The company has no net debt and was entering a new ordering cycle as we purchased the stock.

Another fund addition is D.R. Horton, a homebuilder with a strong growth record. The company's management developed strategies for keeping productivity high and fixed expenses low in a business that is notoriously capital intensive. As a result, earnings have increased consistently through 20-plus years of housing cycles. During the reporting period, the company's earnings benefited from excellent industry conditions, despite higher mortgage rates. Priced below book value and at less than five times estimated earnings, we believe Horton is a terrific value. We like the homebuilders in general because they are applying technology to improve profit margins and hold down working capital requirements. The industry is also consolidating, with publicly held companies gaining market share, a process that should accelerate in any economic downturn.

As the chart to the left shows, on April 30, 2000, the fund's largest sector weighting was financial services companies at 23.1% of the fund's total net assets. (2) This sector includes life insurance stocks (12% of total net assets), a group that is significantly undervalued and has characteristics we believe are underappreciated in the current economic environment. For example, with baby boomers approaching retirement age, we believe sales of retirement and estate planning products are likely to fuel accelerated growth for well-positioned companies. We also think the group will see massive consolidation, especially now that banks and brokerage firms are free to combine with life insurers. We participated in Metropolitan Life's conversion from mutual status -- in which a company is owned by its policyholders -- to a publicly traded company, a transaction that allowed us to buy shares of a huge, name brand financial services company at about a 25% discount to book value. Now known as MetLife Inc., the company provides insurance, retirement and investment products to nine million households, and group and retirement products to 86 of the Fortune 100 companies.

(2). There are specific risks to investing in the financial services industry, which is sensitive to changes in interest rates, subject to extensive government regulation, and recently has undergone rapid change related to consolidations and changes to its regulatory framework. The portfolio's significant exposure to a single sector may result in the fund's experiencing greater volatility than a fund with a more broadly diversified portfolio.

Looking forward, we remain optimistic about the second half of the fund's fiscal year. We are encouraged by the opportunities for investing in strong companies that fit our value criteria and for adding to existing positions whose merit may not be reflected in current prices. We will adhere to our value investment philosophy, and firmly believe our patience will be rewarded over the long term.

This discussion reflects our views, opinions and portfolio holdings as of April 30, 2000, the end of the reporting period. The information provided is not a complete listing of every aspect of any country, industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance does not guarantee future results, these insights may help you understand our investment and management philosophy.

FRANKLIN BALANCE SHEET
INVESTMENT FUND

CLASS A: Subject to the maximum 1.50% initial sales charge. Past expense reductions by the fund's manager increased the fund's total returns.

(1). Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

(2). Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge.

(3). These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

SIX-MONTH PERFORMANCE SUMMARY
AS OF 4/30/00

Six-month total return does not include the sales charge. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return                   +5.03%
Net Asset Value (NAV)                   $31.03 (4/30/00)         $29.96 (10/31/99)
Change in NAV                           +$1.07
Distributions (11/1/99-4/30/00)         Dividend Income           $0.1386
                                        Long-Term Capital Gain    $0.2768
                                        ----------------------    -------
                                        Total                     $0.4154

ADDITIONAL PERFORMANCE
AS OF 3/31/00

                                                                                 INCEPTION
CLASS A                              1-YEAR         5-YEAR        10-YEAR         (4/2/90)
-------                              ------         ------        -------         --------
Cumulative Total Return (1)          +10.12%        +72.91%       +237.32%        +237.32%

Average Annual Total Return (2)       +8.48%        +11.24%        +12.76%         +12.76%

Value of $10,000 Investment (3)     $10,848        $17,032        $33,223         $33,223

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

            Past performance does not guarantee future results.


FRANKLIN MICROCAP VALUE FUND

Your Fund's Goal: Franklin MicroCap Value Fund seeks high total return by investing primarily in securities of companies with market capitalizations under $200 million at the time of purchase, and which we believe are undervalued in the marketplace.


Franklin MicroCap Value Fund generally follows the same investment strategy as Franklin Balance Sheet Investment Fund: searching for financially sound companies that are cheaply priced relative to asset values. However, the fund is limited to companies with market capitalizations below $200 million, which tend to be riskier than larger companies, inasmuch as these very small companies may not have the necessary staying power when difficulties arise, and they are seldom dominant in their industries. In addition, stock pricing inefficiencies often occur because fewer analysts follow such companies. Their small size should naturally increase the number of potential acquirers, often leading to increased share prices. We believe the rewards, over time, are commensurate with the risks, since the risks are more than reflected in market prices.

After enduring a prolonged period of challenges for value investing, we believe opportunities for value investors have never been better. As noted in this report's cover letter, the performance divergence between the two style camps -- value and growth -- reached historical extremes during this time. The fund's performance during the six months ended April 30, 2000, reflected this disparity, although, as the period progressed, we saw encouraging signs that the trends were shifting. For the six months under review, Franklin MicroCap Value Fund - Class A produced a +3.02% cumulative total return, compared with the 8.20% return of its benchmark, the unmanaged Russell 2000 Value Index. (1)

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), which is a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 27.

PORTFOLIO BREAKDOWN
Franklin MicroCap Value Fund
Based on Total Net Assets
4/30/00

[BAR GRAPH]

Finance                                 12.9%
Producer Manufacturing                   9.6%
Utilities                                9.6%
Retail Trade                             8.3%
Consumer Non-Durables                    7.6%
Consumer Durables                        7.1%
Industrial Services                      7.1%
Electronic Technology                    5.8%
Process Industries                       5.7%
Non-Energy Minerals                      5.1%
Commercial Services                      4.6%
Transportation                           4.0%
Energy Minerals                          3.8%
Consumer Services                        2.5%
Technology Services                      2.1%
Health Technology                        0.6%
Short-Term Investments
& Other Net Assets                       3.6%



During the six months under review, stock markets experienced severe volatility. In April, the Nasdaq Composite Index, weighted to large-cap growth and technology stocks, experienced 3 of the 10 largest single-day percentage increases and 4 of the 10 biggest single-day percentage drops in Nasdaq history. We believe extreme volatility reflects many competing forces, among them risk assessment. Only time will show whether these events represent a turning point in the market or merely a regrouping phase.

At the end of the period, we owned several stocks that we believe illustrate the fund's value orientation. Casino Data Systems develops and sells technologically advanced gaming systems. The company provides integrated, Windows-based software that ties together table games and slot machines. The same technology supports multi-site progressive jackpot games. Product innovation is key to earnings growth, and in our opinion, the company has a superior record of developing popular games. However, gaining approval for new products by gaming jurisdictions is a slow and uncertain process. During the reporting period, the company's Bandit series of multi-media slots introduced two new products, which we believe should contribute to the company's earnings. As of April 30, 2000, Casino Data, which is debt-free, was trading at book value, 12.7 times trailing earnings and about one times sales, a valuation we find compelling for what is essentially a business software provider.

(1). Source: Standard & Poor's Micropal. Cumulative total return represents the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

Seneca Foods is one of North America's three dominant fruit and vegetable canners. The company underwent a recapitalization in 1998, when we acquired our position. Years of unfavorable pricing sharply reduced the number of participants in this industry, and over the past three years in particular, the industry lost significant capacity. We believe Seneca is the low-cost producer and could see a sharp increase in earnings as industry trends may lead to potentially improved pricing power. At the end of the reporting period, Seneca's stock, trading at $11.00, about 70% of tangible book value, has strong cash flow and what we believe is a conservatively stated balance sheet.

Another good example of a value holding is Hardinge Inc., a manufacturer of high-precision machine tools and replacement parts. Orders for machine tools are highly cyclical, and we believe the current down cycle is nearing an end. The relatively high-margin after-market parts business tends to be counter-cyclical, which has enabled Hardinge to report over 50 successive years of net profits, a remarkable record. In our opinion, the balance sheet is clean and the company has cash flow adequate to fund all necessary expenditures, including new product development. At the end of the period, trading at about 60% of book value and about four times projected peak earnings, Hardinge embodies the quality, stability and value we seek.

Lastly, Courier Corp. is a book printer that focuses on services: preparation, production, media replication and packaging. Target niches for the company include religion, education, consumer, and technical information and documentation. The company is capable of efficient short-run production and can manage copyright compliance, allowing educators to design course packs from multiple publishers. Additionally, home schooling is a growing application. Productivity gains from the company's investments in facilities and systems are producing strong operating leverage. Operating income was up 33% for the first six months of fiscal 2000 and sales increased 12%. Part of the leverage comes from diminishing losses in the developing education e-commerce business, where sales increased 20%. As of April 30, the company was debt free, trading at a modest premium to book value and about 10 times its 2000 earnings estimate. In our opinion, as the company generates increased earnings from services, its return on capital should continue to increase. As a result, we believe the company could experience several phases of expansion.

TOP 10 HOLDINGS
Franklin MicroCap Value Fund
4/30/00

COMPANY                             % OF TOTAL
SECTOR                              NET ASSETS
------                              ----------

Maynard Oil Co.
Energy Minerals                         3.4%

Zemex Corp. (Canada)
Non-Energy Minerals                     3.2%

Bangor Hydro-Electric Co.
Utilities                               2.8%

Allen Organ Co., B
Consumer Durables                       2.6%

Crowley Maritime Corp.
Transportation                          2.5%

Casino Data Systems
Consumer Services                       2.5%

Atlantic Tele-Network Inc.
Utilities                               2.5%

Rofin-Sinar Technologies Inc.
Producer Manufacturing                  2.4%

Seneca Foods Corp., A & B
Consumer Non-Durables                   2.3%

Bresler & Reiner Inc.
Finance                                 2.2%

Looking forward, we remain optimistic about the second half of the fund's fiscal year. We are encouraged by the opportunities for investing in strong companies that fit our value criteria and for adding to existing positions whose merit may not be reflected in current prices. We will adhere to our value investment philosophy, and firmly believe our patience will be rewarded over the long term.

This discussion reflects our views, opinions and portfolio holdings as of April 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance does not guarantee future results, these insights may help you understand our investment and management philosophy.

SIX-MONTH PERFORMANCE SUMMARY AS OF 4/30/00

Six-month total return does not include the sales charge. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A
Six-Month Total Return                   +3.02%
Net Asset Value (NAV)                   $17.44 (4/30/00)              $18.41 (10/31/99)
Change in NAV                           -$0.97
Distributions (11/1/99-4/30/00)         Long-Term Capital Gain        $1.4734



ADDITIONAL PERFORMANCE
AS OF 3/31/00


                                                                INCEPTION
CLASS A                               1-YEAR        3-YEAR      (12/12/95)
-------                               ------        ------      ----------

Cumulative Total Return (1)           +10.15%       +18.11%      +56.56%
Average Annual Total Return (2)        +3.82%        +3.63%       +9.46%
Value of $10,000 Investment (3)      $10,382       $11,130      $14,751

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

FRANKLIN MICROCAP
VALUE FUND

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Past expense reductions by the fund's manager increased the fund's total returns.



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current maximum sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance does not guarantee future results.


FRANKLIN VALUE FUND

Your Fund's Goal: Franklin Value Fund seeks long-term total return by investing in the securities of companies that we believe are undervalued. The fund will seek income when deemed consistent with its goal.

During the six-month period ended April 30, 2000, the domestic economy remained strong as it entered a record 10th year of expansion, fueled by high spending, consumer confidence and a savings rate near zero. The Federal Reserve Board (the
Fed) implemented three separate 0.25% interest-rate increases, bringing the federal funds target rate to 6.0% -- the highest rate in five years -- with seemingly little impact on the hot economy.

The stock markets experienced extreme volatility during the period, with many records shattered. Value stocks generally remained out of favor, while technology stocks continued their climb until the middle of March, when investors seemed to realize that the uncertain rewards did not justify the risk. During the period, the price difference between value and growth stocks registered the widest gap in the market's history.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), which is a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 34.

Franklin Value Fund - Class A produced a +9.90% cumulative total return for the six months ended April 30, 2000. By comparison, the fund's benchmark, the Russell 2000 Value Index, returned 8.20% for the same period. (1)

Our value investment strategy focuses on bargain stocks that sell at a low price to earnings, cash flow, or book value. Others have overlooked assets, such as land or tax-loss carry forwards, or valuable intangibles like patents or distribution systems. As a rule, these stocks are out-of-favor when we buy them, which is why we can pick them up at bargain prices. If these companies perform as expected, often investors or strategic buyers will discover their value and bid prices up.

As the chart to the right shows, on April 30, 2000, the fund's largest sector weighting was financial services companies at 23.8% of the fund's total net assets. This significant exposure to a single sector may result in the fund's experiencing greater volatility than a fund with a more broadly diversified portfolio. (2)

During the reporting period, we concentrated new purchases on companies with strong financial positions and quality management. Two examples are Family Dollar Stores, Inc. and Leggett & Platt, Inc. Family Dollar is a mid-sized manager of a national chain of convenience discount stores.


(1). Source: Standard & Poor's Micropal. Cumulative total return represents the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

(2). There are specific risks to investing in the financial services industry, which is sensitive to changes in interest rates, subject to extensive government regulation, and recently has undergone rapid change related to consolidations and changes to its regulatory framework.



PORTFOLIO BREAKDOWN
Franklin Value Fund
Based on Total Net Assets
4/30/00

[Bar Graph]

Finance                                 23.8%
Producer Manufacturing                  15.7%
Industrial Services                      9.6%
Consumer Non-Durables                    7.8%
Transportation                           6.4%
Consumer Durables                        5.8%
Electronic Technology                    5.6%
Process Industries                       4.6%
Retail Trade                             4.0%
Technology Services                      3.5%
Non-Energy Minerals                      3.4%
Energy Minerals                          2.1%
Health Technology                        1.6%
Commercial Services                      1.5%
Consumer Services                        1.5%
Bonds                                    0.9%
Short-Term Investments
& Other Net Assets                       2.2%


TOP 10 HOLDINGS
Franklin Value Fund
4/30/00

COMPANY                              % OF TOTAL
SECTOR                               NET ASSETS

Presidential Life Corp.
Finance                                 3.0%

ReliaStar Financial Corp.
Finance                                 2.6%

JLG Industries Inc.
Producer Manufacturing                  2.5%

R&B Falcon Corp.
Industrial Services                     2.3%

Diebold Inc.
Electronic Technology                   2.2%

Reynolds & Reynolds Co., A
Technology Services                     2.1%

Professionals Group Inc.
Finance                                 2.1%

ENSCO International Inc.
Industrial Services                     2.0%

Rowan Cos. Inc.
Industrial Services                     2.0%

Wolverine World Wide Inc.
Consumer Non-Durables                   2.0%

Publicly held for 30 years, Family Dollar has increased its dividend for 24 consecutive years, has no long-term debt and has achieved accelerated earnings growth in recent years due to the company's popular, everyday low-pricing strategy. At the end of the period, Family Dollar traded at 18.7 times this year's estimated earnings, while its larger and better-known competitor, Wal-Mart, sold at about 37.6 times. Leggett & Platt, incorporated in 1901, manufactures a wide range of engineered products, including components for commercial and retail furnishings and retail store fixtures and displays. Leggett has posted 29 years of increased dividends, which have grown at a greater than 15% compounded annual rate. The company has generated compound annual growth rates of 14.3% in sales and 20.2% in net earnings over the past 10 years, yet traded at the end of the period at a mere 12.9 times this year's estimated earnings.

Although value investing was out of favor during most of the period, strategic buyers were still looking for bargains. One day after the reporting period, ING Groep NV agreed to purchase fund holding ReliaStar Financial Corp. at a substantial premium to ReliaStar's closing price, sending the company's share price up significantly. In addition, one of our newer holdings, Duff & Phelps Credit Rating Co., announced that it would be acquired at a premium to the prior day's closing price. Elsewhere, our oil drilling and oil services stocks performed well during the period, as oil prices continued to climb and then level off after the Organization of the Petroleum Exporting Countries agreed in late March to increase production.

Looking forward, we continue to stay the course and follow our value investment philosophy. Patience is an essential ingredient for success in value investing, and we remain confident that our investment approach will be rewarding over the long term.


This discussion reflects our views, opinions and portfolio holdings as of April 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance does not guarantee future results, these insights may help you understand our investment and management philosophy.

FRANKLIN VALUE FUND

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*Past expense reductions by the fund's manager increased the fund's total returns.


SIX-MONTH PERFORMANCE SUMMARY
AS OF 4/30/00

Six-month total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A

Six-Month Total Return     +9.90%
Net Asset Value (NAV)      $18.99 (4/30/00)    $17.28 (10/31/99)
Change in NAV              +$1.71

CLASS B

Six-Month Total Return     +9.49%
Net Asset Value (NAV)      $18.81 (4/30/00)    $17.18 (10/31/99)
Change in NAV              +$1.63

CLASS C

Six-Month Total Return     +9.52%
Net Asset Value (NAV)      $18.63 (4/30/00)    $17.01 (10/31/99)
Change in NAV              +$1.62

ADVISOR CLASS

Six-Month Total Return     +10.09%
Net Asset Value (NAV)      $19.20 (4/30/00)    $17.44 (10/31/99)
Change in NAV              +$1.76



            Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 3/31/00


                                                       INCEPTION
CLASS A                              1-YEAR   3-YEAR   (3/11/96)
-------                              ------   ------   ---------
Cumulative Total Return (1)          +12.53%  -0.99%   +29.22%
Average Annual Total Return (2)       +6.05%  -2.27%    +4.97%
Value of $10,000 Investment (3)     $10,605  $9,333   $12,176


                                                       INCEPTION
CLASS B                                       1-YEAR   (1/1/99)

Cumulative Total Return (1)                   +11.69%  +0.60%
Average Annual Total Return (2)                +7.69%  -2.74%
Value of $10,000 Investment (3)              $10,769  $9,660



                                                       INCEPTION
CLASS C                               1-YEAR   3-YEAR  (9/3/96)

Cumulative Total Return (1)           +11.76%  -2.84%   +15.79%
Average Annual Total Return (2)        +9.68%  -1.28%    +3.90%
Value of $10,000 Investment (3)      $10,968  $9,620   $11,466


                                                       INCEPTION
ADVISOR CLASS (4)                    1-YEAR   3-YEAR  (3/11/96)

Cumulative Total Return (1)          +12.92%   +0.20%   +31.93%
Average Annual Total Return (2)      +12.92%   +0.07%    +7.07%
Value of $10,000 Investment (3)     $11,292  $10,020   $13,193



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.



(1). Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2). Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3). These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

(4). On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +4.37% and +1.29%, respectively.


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance does not guarantee future results.


FRANKLIN VALUE INVESTORS TRUST
Financial Highlights


FRANKLIN BALANCE SHEET INVESTMENT FUND

                                             SIX MONTHS ENDED                           YEAR ENDED OCTOBER 31,
                                              APRIL 30, 2000       --------------------------------------------------------------
                                               (UNAUDITED)         1999            1998           1997          1996         1995
                                               -----------         ----            ----           ----          ----         ----
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)
Net asset value, beginning of period            $   29.96      $     31.86     $     35.22    $     29.15    $   26.34    $   22.68
                                                ---------      -----------     -----------    -----------    ---------    ---------
Income from investment operations:
 Net investment income (a)                            .16              .37             .50            .48          .47          .30
 Net realized and unrealized gains (losses)          1.33             (.68)          (1.55)          8.40         3.85         3.98
                                                ---------      -----------     -----------    -----------    ---------    ---------
Total from investment operations                     1.49             (.31)          (1.05)          8.88         4.32         4.28
                                                ---------      -----------     -----------    -----------    ---------    ---------
Less distributions from:
 Net investment income                               (.14)            (.43)           (.51)          (.46)        (.44)        (.27)
 Net realized gains                                  (.28)           (1.16)          (1.80)         (2.35)       (1.07)        (.35)
                                                ---------      -----------     -----------    -----------    ---------    ---------
Total distributions                                  (.42)           (1.59)          (2.31)         (2.81)       (1.51)        (.62)
                                                ---------      -----------     -----------    -----------    ---------    ---------
Net asset value, end of period                  $   31.03      $     29.96     $     31.86    $     35.22    $   29.15    $   26.34
                                                ---------      -----------     -----------    -----------    ---------    ---------
Total return (b)                                     5.03%           (1.04)%         (3.14)%        32.86%       16.93%       19.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)               $ 984,246      $ 1,165,779     $ 1,467,207    $ 1,222,953    $ 657,002    $ 387,540
Ratios to average net assets:
 Expenses                                             .98% (c)         .93%            .93%          1.08%        1.08%        1.17%
 Net investment income                               1.06% (c)        1.19%           1.47%          1.59%        1.69%        1.30%
Portfolio turnover rate                              2.49%           17.53%          11.81%         24.63%       35.46%       28.63%



(a) Based on average shares outstanding effective year ended October 31,1999.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized


                     See notes to financial statements.


FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED)


FRANKLIN BALANCE SHEET INVESTMENT FUND                     SHARES           VALUE
------------------------------------------------------------------------------------
CLOSED END MUTUAL FUNDS 5.6%
(a)Central European Equity Fund .................          250,000       $ 3,750,000
(a)Emerging Markets Infrastructure Fund .........          300,000         3,431,250
(a)H & Q Healthcare Investors Fund ..............          150,000         3,881,250
(a)INVESCO Global Health Sciences Fund ..........          325,000         5,057,813
Irish Investment Fund Inc. ......................          135,000         1,965,938
(a)John Hancock Bank & Thrift Opportunity Fund ..        1,650,000        10,931,250
Latin America Equity Fund Inc. ..................          175,000         2,121,875
Latin America Investment Fund Inc. ..............          175,000         2,264,063
(a)Liberty All-Star Growth Fund Inc. ............          150,000         1,631,250
Mexico Fund .....................................          625,000         9,453,125
(a)Morgan Grenfell SmallCap Fund ................          123,800         1,733,200
Petroleum & Resources Corp. .....................          100,000         3,487,500
(a)Royce Focus Trust Inc. .......................          160,000           790,000
(a)Royce Micro-Cap Trust Inc. ...................           50,000           481,250
(a)Royce Value Trust ............................           52,500           692,344
(a)Swiss Helvetia Fund ..........................          250,000         3,453,125
                                                                         -----------
TOTAL CLOSED END MUTUAL FUNDS (COST $55,387,135)                          55,125,233
                                                                         -----------
COMMON STOCKS 92.5%
(c)COMMERCIAL SERVICES 3.2%
(a)Handleman Co. ..........................              2,060,600        24,727,200
Nash-Finch Co. ............................                895,000         6,600,625
                                                                         -----------
                                                                          31,327,825
                                                                         -----------
CONSUMER DURABLES 8.2%
(c)Allen Organ Co., B .....................                 73,000         4,421,063
(a)Baldwin Piano & Organ Co. ..............                124,600           918,925
(a),(c)Castle & Cooke Inc. ................              1,500,000        27,187,500
D.R. Horton Inc. ..........................                500,000         6,468,750
(a)Dixie Group Inc. .......................                370,000         1,526,250
Engle Homes Inc. ..........................                340,000         3,251,250
(a),(c)Jan Bell Marketing Inc. ............              1,251,400         3,675,988
M.D.C. Holdings Inc. ......................                640,000        12,200,000
(c)Pulaski Furniture Corp. ................                192,000         4,224,000
(a)Schuler Homes Inc. .....................                500,000         3,000,000
(a)U.S. Home Corp. ........................                370,000        13,250,625
(a)Washington Homes Inc. ..................                 65,000           333,125
                                                                         -----------
                                                                          80,457,476
                                                                         -----------
CONSUMER NON-DURABLES 4.4%
Block Drug Co. Inc., A ....................                412,000        11,742,000
(a),(c)Chic By H.I.S. Inc. ................                756,000            70,837
(a),(c)Cyrk Inc. ..........................              1,100,000         9,693,750
(c)DIMON Inc. .............................              2,236,500         5,311,688
(c)Garan Inc. .............................                280,000         6,055,000
Genesee Corp., B ..........................                117,900         2,107,463
(c)Haggar Corp. ...........................                600,000         7,837,500
                                                                         -----------
                                                                          42,818,238
                                                                         -----------


FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED) (CONT.)

FRANKLIN BALANCE SHEET INVESTMENT FUND            SHARES           VALUE
-------------------------------------------------------------------------
COMMON STOCKS (CONT.)
(a)CONSUMER SERVICES 5.5%
(c)Aztar Corp. ............................    2,975,000      $35,514,063
Casino Data Systems .......................      755,000        3,633,438
(c)Champps Entertainment Inc. .............    1,100,000        4,675,000
(c)VICORP Restaurants Inc. ................      487,063       10,289,206
                                                               ----------
                                                               54,111,707
                                                               ----------
ELECTRONIC TECHNOLOGY 6.6%
(a)Audiovox Corp., A ......................      290,000        9,950,625
(a),(c)Cherry Corp., B ....................      600,000       10,800,000
Cubic Corp. ...............................      140,000        3,115,000
(a)ESCO Electronics Corp. .................      610,000        9,950,625
(a)FSI International Inc. .................      725,000       10,829,688
(a)Silicon Valley Group Inc. ..............      200,000        5,700,000
(a),(c)Standard Microsystems Corp. ........    1,100,000       14,300,000
                                                               ----------
                                                               64,645,938
                                                               ----------
(a)ENERGY MINERALS .6%
Crown Central Petroleum Corp., B ..........      248,000        2,216,500
(c)Maynard Oil Co. ........................      260,000        3,315,000
                                                               ----------
                                                                5,531,500
                                                               ----------
FINANCE 23.1%
(a),(c)ACMAT Corp., A .....................      293,500        2,421,375
American General Corp. ....................      300,000       16,800,000
American National Insurance Co. ...........      531,100       27,418,038
AmerUs Life Holdings Inc., A ..............      225,000        4,485,938
Amwest Insurance Group Inc. ...............       10,600           74,200
Baldwin & Lyons Inc., B ...................       43,600          855,650
Clarica Life Insurance Co. (Canada) .......      300,000        5,891,881
(a)Farm Family Holdings Inc. ..............      215,200        6,133,200
Farmers & Merchants Bank of Long Beach ....        2,200        3,971,000
FBL Financial Group Inc., A ...............      765,000       11,857,500
(c)Fidelity Bancorp Inc. ..................      128,300        2,245,250
First Defiance Financial Corp. ............      300,000        2,625,000
GA Financial Inc. .........................      278,200        3,321,013
Kansas City Life Insurance Co. ............       87,600        2,376,150
LandAmerica Financial Group Inc. ..........      140,000        2,467,500
Manulife Financial Corp. (Canada) .........      550,000        8,628,125
(c)Merchants Group Inc. ...................      257,800        4,181,194
Meridian Insurance Group Inc. .............      310,000        4,107,500
(a)MetLife Inc. ...........................      201,000        3,329,063
MIIX Group Inc. ...........................      450,000        5,400,000
(a)National Western Life Insurance Co., A .      102,500        7,629,844
(a)PBOC Holdings Inc. .....................      251,800        2,203,250
Presidential Life Corp. ...................      730,000       11,622,969
(a),(c)Professionals Group Inc. ...........      509,850        9,017,972
(a)Quaker City Bancorp Inc. ...............      137,500        1,942,188


FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED) (CONT.)


FRANKLIN BALANCE SHEET INVESTMENT FUND                               SHARES           VALUE
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FINANCE (CONT.)
Reinsurance Group of America Inc. ......................           341,440      $  8,493,320
(a)Risk Capital Holdings Inc. ..........................           400,000         6,156,250
(c)SCPIE Holdings Inc. .................................           544,000        16,082,000
Selective Insurance Group Inc. .........................           320,000         6,060,000
St. Paul Cos. Inc. .....................................           430,000        15,318,750
StanCorp Financial Group Inc. ..........................           470,000        13,688,750
(c)Stewart Information Services Corp. ..................           780,000        11,115,000
                                                                                 -----------
                                                                                 227,919,870
                                                                                 -----------
(a)HEALTH SERVICES .9%
Trigon Healthcare Inc. .................................           260,000         9,343,750
                                                                                  ----------
INDUSTRIAL SERVICES .7%
(c)Ecology & Environment Inc., A .......................           201,400         1,132,875
(a)Harding Lawson Associates Group Inc. ................           119,800         1,325,288
(a)Matrix Service Co. ..................................           300,000         1,471,875
(a)Petroleum Helicopters Inc. ..........................            77,500           755,625
(a)Petroleum Helicopters Inc., non-voting ..............           210,000         1,995,000
                                                                                  ----------
                                                                                   6,680,663
                                                                                  ----------

NON-ENERGY MINERALS 3.7%
Central Steel & Wire Co. ...............................             1,405           843,000
(c)Commonwealth Industries Inc. ........................         1,100,000         8,250,000
Corus Group PLC (United Kingdom) .......................         9,000,000        12,181,574
LTV Corp. ..............................................         4,180,000        14,891,250
(a)Zemex Corp. .........................................            38,000           294,500
                                                                                  ----------
                                                                                  36,460,324
                                                                                  ----------
PROCESS INDUSTRIES 2.8%
(a),(c)American Pacific Corp. ..........................           414,000         2,898,000
Corn Products International Inc. .......................           300,000         7,200,000
(a),(c)Delta Woodside Industries Inc. ..................         2,240,000         4,480,000
J.G. Boswell Co. .......................................             6,000         6,930,000
Mercer International Inc. (Switzerland) ................           744,000         6,138,000
                                                                                   ---------
                                                                                  27,646,000
                                                                                  ----------
PRODUCER MANUFACTURING 6.5%
(a)Genesis Worldwide Inc. ..............................           100,000           337,500
(c)Hardinge Inc. .......................................           520,000         5,850,000
(c)Insteel Industries Inc. .............................           560,000         3,255,000
(a)Nashua Corp. ........................................           249,100         1,992,800
Oshkosh Truck Corp. ....................................           322,500        10,158,750
(c)Pitt-Des Moines Inc. ................................           420,000        10,080,000
Tecumseh Products Co., A ...............................           360,000        16,717,500
Tecumseh Products Co., B ...............................           114,000         4,959,000
Timken Co. .............................................           490,000         9,065,000
TransPro Inc. ..........................................           230,000         1,293,750
                                                                                   ---------
                                                                                  63,709,300
                                                                                  ----------


FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED) (CONT.)

FRANKLIN BALANCE SHEET INVESTMENT FUND                                  SHARES            VALUE
------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
RETAIL TRADE 8.5%
Cato Corp., A ..........................................                469,000           $  4,953,813
(a),(c)Charming Shoppes Inc. ...........................              5,200,000             35,100,000
(a),(c)Designs Inc. ....................................              1,190,000              1,413,125
(c)Fred's Inc. .........................................                940,000             14,805,000
Haverty Furniture Cos. Inc. ............................                360,000              4,050,000
(a),(c)Jacobson Stores Inc. ............................                384,300              1,981,547
(a)Kmart Corp. .........................................                680,000              5,525,000
(a),(c)Syms Corp. ......................................              1,443,200              5,772,800
(a)United Retail Group Inc. ............................                632,600              5,179,413
(c)Wolohan Lumber Co. ..................................                520,000              5,297,500
                                                                                           -----------
                                                                                            84,078,198
                                                                                           -----------
(a),(c)TECHNOLOGY SERVICES .2%
Government Technology Services Inc. ....................                489,000              1,573,969
                                                                                           -----------
TRANSPORTATION 5.8%
(a)Crowley Maritime Corp. ..............................                  4,440              5,328,000
(c)International Shipholding Corp. .....................                570,000              4,595,625
(a),(c)KLLM Transport Services Inc. ....................                245,000              1,990,625
(a)Mesa Air Group Inc. .................................              1,000,000              6,500,000
(a)OMI Corp. ...........................................              1,075,000              3,762,500
Overseas Shipholding Group Inc. ........................              1,350,000             35,353,125
                                                                                           -----------
                                                                                            57,529,875
                                                                                           -----------
UTILITIES 11.8%
CMP Group Inc. .........................................                770,000             22,281,875
Conectiv Inc. ..........................................                215,000              3,816,250
Entergy Corp. ..........................................                900,000             22,893,750
(a),(c)Kaneb Services Inc. .............................              2,992,500             17,019,844
(a)Niagara Mohawk Holdings Inc. ........................              2,180,000             30,247,500
Northeast Utilities ....................................                950,000             20,425,000
                                                                                           -----------
                                                                                           116,684,219
                                                                                           -----------
TOTAL COMMON STOCKS (COST $854,544,094)                                                    910,518,852
PREFERRED STOCKS .8%
                                                                                            ----------
Price Enterprises Inc., 8.75%, pfd., A (COST $6,943,576)                533,400              7,534,264
                                                                                            ----------

                                                                    PRINCIPAL
                                                                     AMOUNT
                                                                     ------

(d)CORPORATE BONDS .1%
Hechinger Co., senior note, 6.95%, 10/15/03 (COST $5,043,193)  $  7,000,000           595,000
                                                                                  -----------
TOTAL LONG TERM INVESTMENTS (COST $921,917,998)                                   973,773,349
                                                                                  -----------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED) (CONT.)


                                                               PRINCIPAL
FRANKLIN BALANCE SHEET INVESTMENT FUND                          AMOUNT                 VALUE
------------------------------------------------------------------------------------------------

(b) REPURCHASE AGREEMENTS 3.4%
    Joint Repurchase Agreement, 5.706%, 5/01/00,
    (Maturity Value $34,100,950) (COST $34,084,743)....     $  34,084,743          $  34,084,743
    Banc of America Securities LLC
    Barclays Capital Inc.
    Bear, Stearns & Co. Inc.
    Chase Securities Inc.
    Donaldson, Lufkin & Jenrette Securities Corp.
    Dresdner Kleinwort Benson, North America LLC
    Lehman Brothers Inc.
    Nesbitt Burns Securities Inc.
    Paine Webber Inc.
    Paribas Corp.
    Societe Generale
    Warburg Dillon Read LLC
      Collateralized by U.S Treasury Bills & Notes
                                                                                   --------------
 TOTAL INVESTMENTS (COST $956,002,741) 102.4% .......                               1,007,858,092
 OTHER ASSETS, LESS LIABILITIES (2.4)% ..............                                 (23,612,219)
                                                                                   --------------
 NET ASSETS 100.0% ..................................                              $  984,245,873
                                                                                   ==============

(a) Non-income producing
(b) Investment is through participation in a joint account with other funds managed by the investment advisor. At April 30, 2000, all repurchase agreements had been entered into on April 28, 2000.
(c) See Note 8 regarding holdings of 5% voting securities.
(d) See Note 6 regarding defaulted securities.


                       See notes to financial statements.


FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS




FRANKLIN MICROCAP VALUE FUND
                                                       SIX MONTHS ENDED                     YEAR ENDED OCTOBER 31,
                                                        APRIL 30, 2000     ------------------------------------------------
                                                        (UNAUDITED)           1999      1998          1997        1996(c)
                                                       --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........         $18.41             $20.27       $24.29         $18.44        $15.00
                                                       --------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a) ..............            .02               (.01)        (.02)          (.01)          .14
 Net realized and unrealized gains (losses) ...            .48               (.29)       (2.51)          6.33          3.41
                                                       --------------------------------------------------------------------
Total from investment operations ..............            .50               (.30)       (2.53)          6.32          3.55
                                                       --------------------------------------------------------------------
Less distributions from:
 Net investment income                                      --                 --         (.01)          (.07)         (.11)
 Net realized gains ...........................          (1.47)             (1.56)       (1.48)          (.40)           --
                                                       --------------------------------------------------------------------
Total distributions ...........................          (1.47)             (1.56)       (1.49)          (.47)         (.11)
                                                       --------------------------------------------------------------------
Net asset value, end of period ................         $17.44             $18.41       $20.27         $24.29        $18.44
                                                       --------------------------------------------------------------------
Total return(b) ...............................           3.02%           (1.59)%       (10.95)%        35.05%        23.72%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............        $95,649           $115,999     $175,635       $191,638      $119,664
Ratios to average net assets:
 Expenses .....................................           1.36% (d)         1.27%         1.21%          1.22%         1.24% (d)
 Net investment income (loss) .................            .24% (d)         (.05)%        (.11)%         (.05)%        1.28% (d)
Portfolio turnover rate .......................           1.26%            14.12%        31.91%         21.33%        14.15%


(a) Based on average shares outstanding effective year ended October 31, 1999.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period December 12, 1995 (effective date) to October 31, 1996.
(d) Annualized


                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED)



FRANKLIN MICROCAP VALUE FUND                         SHARES       VALUE
--------------------------------------------------------------------------------
COMMON STOCKS 96.4%
COMMERCIAL SERVICES 4.6%
(a)Allou Health & Beauty Care Inc., A .........    259,000        $1,926,313
Courier Corp. .................................     75,000         1,940,625
Noland Co. ....................................     31,400           522,025
                                                                   ---------
                                                                   4,388,963
                                                                   ---------
CONSUMER DURABLES 7.1%
Allen Organ Co., B ............................     40,800         2,470,950
(a)Baldwin Piano & Organ Co. ..................     49,000           361,375
Engle Homes Inc. ..............................     83,000           793,688
M/I Schottenstein Homes Inc. ..................     68,000         1,088,000
Pulaski Furniture Corp. .......................     45,000           990,000
(a)Washington Homes Inc. ......................    213,500         1,094,188
                                                                   ---------
                                                                   6,798,201
                                                                   ---------
CONSUMER NON-DURABLES 7.6%
(a)Chic By H.I.S. Inc. ........................    208,100            19,499
Garan Inc. ....................................     75,000         1,621,875
Genesee Corp., A ..............................      7,000           135,625
Genesee Corp., B ..............................     35,000           625,625
(a)McNaughton Apparel Group Inc. ..............    220,000         1,883,750
(a,c)Seneca Foods Corp., A ....................    191,600         2,107,600
(a)Seneca Foods Corp., B ......................     12,500           139,063
Standard Commercial Corp. .....................    226,800           694,575
                                                                   ---------
                                                                   7,227,612
                                                                   ---------
(a)CONSUMER SERVICES 2.5%
Casino Data Systems ...........................    493,000         2,372,563
                                                                   ---------
ELECTRONIC TECHNOLOGY 5.8%
(a)Aehr Test Systems ..........................     90,000           540,000
(a)Datron Systems Inc. ........................     55,000           570,625
(a,c)ECC International Corp. ..................    570,000         2,066,250
(c)Espey Manufacturing & Electronics Corp. ....     80,000         1,200,000
(a)SPACEHAB Inc. ..............................    124,000           635,500
(a)Sparton Corp. ..............................    136,100           578,425
                                                                   ---------
                                                                   5,590,800
                                                                   ---------
ENERGY MINERALS 3.8%
Home-Stake Oil & Gas Co. ......................     50,000           384,375
(a,c)Maynard Oil Co. ..........................    256,000         3,264,000
                                                                   ---------
                                                                   3,648,375
                                                                   ---------
FINANCE 12.9%
(a,c)ACMAT Corp., A ...........................    150,000         1,237,500
Amwest Insurance Group Inc. ...................    148,000         1,036,000
(a)Bresler & Reiner Inc. ......................     78,000         2,125,500
GA Financial Inc. .............................    145,300         1,734,519
(a)Meemic Holdings Inc. .......................     66,800         1,035,400
Meridian Insurance Group Inc. .................    117,000         1,550,250


FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED) (CONT.)



FRANKLIN MICROCAP VALUE FUND                        SHARES           VALUE
--------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FINANCE (CONT.)
Old Guard Group Inc. ........................      155,400        $ 1,515,150
PAULA Financial .............................      100,000            240,625
(a)Pinnacle Global Group Inc. ...............      160,025            640,100
(a)Quaker City Bancorp Inc. .................       90,000          1,271,250
                                                                   ----------
                                                                   12,386,294
                                                                   ----------
(a)HEALTH TECHNOLOGY .6%
Atrion Corp. ................................       50,100            604,331
                                                                   ----------
INDUSTRIAL SERVICES 7.1%
Ecology & Environment Inc., A ...............      105,000            590,625
(a,c)GZA GeoEnvironmental Technologies Inc...      232,000          1,334,000
(a)Harding Lawson Associates Group Inc. .....      171,000          1,891,688
(a)Petroleum Helicopters Inc. ...............       17,600            171,600
(a)Petroleum Helicopters Inc., non-voting ...      110,000          1,045,000
(a,c)Roy F. Weston Inc., A ..................      600,000          1,725,000
                                                                   ----------
                                                                    6,757,913
                                                                   ----------
NON-ENERGY MINERALS 5.1%
Case Pomeroy & Co. Inc., A ..................          220            220,000
Case Pomeroy & Co. Inc., B, cvt .............          500            550,000
(a,c)Kentucky Electric Steel Inc. ...........      430,000          1,021,250
(a)Zemex Corp. (Canada) .....................      400,000          3,100,000
                                                                   ----------
                                                                    4,891,250
                                                                   ----------
(a)PROCESS INDUSTRIES 5.7%
American Pacific Corp. ......................      243,000          1,701,000
Flanders Corp. ..............................      760,000          2,090,000
Griffin Land & Nurseries Inc. ...............      131,000          1,621,125
                                                                   ----------
                                                                    5,412,125
                                                                   ----------
PRODUCER MANUFACTURING 9.6%
(a,c)Art's-Way Manufacturing Co. Inc. .......      120,500            399,156
(a,c)Athey Products Corp. ...................      198,000            420,750
(a)Continental Materials Corp. ..............       80,000          1,670,000
(a)Genesis Worldwide Inc. ...................       35,000            118,125
Hardinge Inc. ...............................       46,000            517,500
Insteel Industries Inc. .....................      250,000          1,453,125
(a)Nashua Corp. .............................      130,100          1,040,800
(a)Rofin-Sinar Technologies Inc. ............      200,000          2,262,500
(a,c)Temtex Industries Inc. .................      265,500            290,391
TransPro Inc. ...............................      184,500          1,037,813
                                                                   ----------
                                                                    9,210,160
                                                                   ----------
RETAIL TRADE 8.3%
(a)Designs Inc. .............................      680,000            807,500
(a)Lechters Inc. ............................      530,000            795,000
(a,c)S&K Famous Brands Inc. .................      250,000          1,812,500
(a)United Retail Group Inc. .................      235,000          1,924,059

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED) (CONT.)



  FRANKLIN MICROCAP VALUE FUND                            SHARES               VALUE
---------------------------------------------------------------------------------------------

  COMMON STOCKS (CONT.)
  RETAIL TRADE (CONT.)
  (a,c)Village Super Market Inc., A ..........                105,000            $  1,420,781
  Wolohan Lumber Co. .........................                112,000               1,141,000
                                                                                 ------------
                                                                                    7,900,840
                                                                                 ------------
  (a)TECHNOLOGY SERVICES 2.1%
  Ultrak Inc. ................................                225,000               2,025,000
  TRANSPORTATION 4.0%
  (a)Crowley Maritime Corp. ..................                  2,000               2,400,000
  Providence & Worchester Railroad Co. .......                147,200               1,030,400
  (a,c)TransFinancial Holdings Inc. ..........                254,500                 413,563
                                                                                 ------------
                                                                                    3,843,963
                                                                                 ------------
  UTILITIES 9.6%
  (c)Atlantic Tele-Network Inc. ..............                240,000               2,340,000
  Bangor Hydro-Electric Co. ..................                160,000               2,640,000
  Central Vermont Public Service Corp. .......                 70,000                 761,250
  Green Mountain Power Corp. .................                180,000               1,350,000
  (c)Maine Public Service Co. ................                110,000               2,062,500
                                                                                 ------------
                                                                                    9,153,750
                                                                                 ------------
  TOTAL COMMON STOCKS (COST $99,897,886) .....                                     92,212,140
                                                                                 ------------
  SHORT TERM INVESTMENTS 3.8%
  (e)Franklin Institutional Fiduciary Trust
   Money Market Portfolio (COST $3,595,098) ..              3,595,098               3,595,098
                                                                                 ------------
  TOTAL INVESTMENTS (COST $103,492,984) 100.2%                                     95,807,238
  OTHER ASSETS, LESS LIABILITIES (.2)% .......                                       (158,342)
                                                                                 ------------
  NET ASSETS 100.0% ..........................                                   $ 95,648,896
                                                                                 ============

(a) Non-income producing
(c) See Note 8 regarding holdings of 5% voting securities.
(e) The Franklin Institutional Fiduciary Trust Money Market
    Portfolio is managed by Franklin Advisers Inc.

                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN VALUE FUND

                                                                             CLASS A
                                                          -------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                  YEAR ENDED OCTOBER 31,
                                                           APRIL 30, 2000   -------------------------------------------------------
                                                            (UNAUDITED)      1999          1998        1997           1996(c)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............            $17.30       $17.98         $24.68        $17.15          $15.00
                                                               --------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a) ...................                --         (.04)          (.03)          .08             .05
 Net realized and unrealized gains (losses) ........              1.69         (.55)         (6.45)         7.90            2.15
                                                               --------------------------------------------------------------------
Total from investment operations ...................              1.69         (.59)         (6.48)         7.98            2.20
                                                               --------------------------------------------------------------------
Less distributions from:
 Net investment income .............................                --           --           (.01)         (.08)           (.05)

 Net realized gains ................................                --         (.09)          (.21)         (.37)             --
                                                               --------------------------------------------------------------------
Total distributions ................................                --         (.09)          (.22)         (.45)           (.05)
                                                               --------------------------------------------------------------------
Net asset value, end of period .....................            $18.99       $17.30         $17.98        $24.68          $17.15
                                                               ====================================================================
Total return(b) ....................................              9.90%       (3.38)%       (26.48)%       47.43%          14.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................           $59,539      $65,898        $98,288       $78,897          $7,828
Ratios to average net assets:
 Expenses ..........................................              1.58%(d)     1.49%          1.32%         1.32%           1.35%(d)
 Expenses excluding waiver and payments by affiliate              1.58%(d)     1.49%          1.38%         1.41%           2.87%(d)
 Net investment income (loss) ......................               .02%(d)     (.23)%         (.16)%         .27%            .57%(d)
Portfolio turnover rate ............................             22.39%       41.21%         36.88%        13.92%          32.52%

(a) Based on average shares outstanding effective year ended October 31, 1999.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period March 11, 1996 (effective date) to October 31, 1996.
(d) Annualized

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN VALUE FUND (CONT.)

                                                                        CLASS B
                                                      -------------------------------------------
                                                          SIX MONTHS ENDED
                                                          APRIL 30, 2000          YEAR ENDED
                                                         (UNAUDITED)          OCTOBER 31, 1999(c)
                                                      -------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............   $   17.21                $  18.33
                                                      -------------------------------------------
Income from investment operations:
 Net investment loss(a) ...........................        (.06)                   (.15)
 Net realized and unrealized gains (losses) .......        1.66                    (.97)
                                                      -------------------------------------------
Total from investment operations ..................        1.60                   (1.12)
                                                      -------------------------------------------
Net asset value, end of period ....................   $   18.81                $  17.21
                                                      ===========================================
Total return(b) ...................................        9.49 %                 (6.27)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................   $   1,993                $  1,293 %
Ratios to average net assets:
 Expenses .........................................        2.28 %(d)               2.12 %(d)
 Net investment loss ..............................        (.68)%(d)               (.84)%(d)
Portfolio turnover rate ...........................       22.39 %                 41.21 %


(a) Based on average shares outstanding effective year ended October 31, 1999.
(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)      For the period January 1, 1999 (effective date) to October 31, 1999.
(d)      Annualized


FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (continued)


FRANKLIN VALUE FUND (CONT.)


                                                                                       CLASS C
                                                    -----------------------------------------------------------------------------
                                                    SIX MONTHS ENDED                      YEAR ENDED OCTOBER 31,
                                                    APRIL 30, 2000        -------------------------------------------------------
                                                    (UNAUDITED)          1999             1998             1997          1996(c)
                                                    -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............     $17.03           $17.82           $24.59           $17.14         $16.38
                                                    -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a) .................       (.06)            (.16)            (.13)            (.02)           .01
 Net realized and unrealized gains (losses) ......       1.66             (.54)           (6.43)            7.84            .76
                                                    -----------------------------------------------------------------------------
Total from investment operations .................       1.60             (.70)           (6.56)            7.82            .77
                                                    -----------------------------------------------------------------------------
Less distributions from:
 Net investment income ...........................         --               --               --               --           (.01)
 Net realized gains ..............................         --             (.09)            (.21)            (.37)            --
                                                    -----------------------------------------------------------------------------
Total distributions ..............................         --             (.09)            (.21)            (.37)          (.01)
                                                    -----------------------------------------------------------------------------
Net asset value, end of period ...................     $18.63           $17.03           $17.82           $24.59         $17.14
                                                    =============================================================================

Total return(b) ..................................       9.52%           (4.03)%         (26.93)%          46.40%          4.68%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................    $27,005          $30,133          $41,694          $21,554           $434
Ratios to average net assets:
 Expenses ........................................     2.26%(d)           2.17%            1.97%            1.87%          2.00%(d)
 Expenses excluding waiver and payments
   by affiliate ..................................     2.26%(d)           2.17%            2.03%            1.96%          3.52%(d)
 Net investment loss .............................    (.66)%(d)           (.91)%           (.81)%           (.30)%         (.08)%(d)
Portfolio turnover rate ..........................      22.39%           41.21%           36.88%           13.92%         32.52%



(a) Based on average shares outstanding effective year ended October 31, 1999.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) For the period September 1, 1996 (effective date) to October 31, 1996.

(d) Annualized



FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (continued)


FRANKLIN VALUE FUND (CONT.)


                                                                                         ADVISOR CLASS
                                                           ---------------------------------------------------------------------
                                                           SIX MONTHS ENDED                    YEAR ENDED OCTOBER 31,
                                                            APRIL 30, 2000           -------------------------------------------
                                                              (UNAUDITED)             1999             1998              1997(c)
                                                           ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................          $17.46              $18.07            $24.72            $18.75
                                                           ---------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .............................             .03                 .01               .04               .10
 Net realized and unrealized gains (losses) ...........            1.71                (.53)            (6.45)             5.95
                                                           ---------------------------------------------------------------------
Total from investment operations ......................            1.74                (.52)            (6.41)             6.05
                                                           ---------------------------------------------------------------------
Less distributions from:
 Net investment income ................................              --                  --              (.03)             (.08)
 Net realized gains ...................................              --                (.09)             (.21)               --
                                                           ---------------------------------------------------------------------
Total distributions ...................................              --                (.09)             (.24)             (.08)
                                                           ---------------------------------------------------------------------
Net asset value, end of period ........................          $19.20              $17.46            $18.07            $24.72
                                                           =====================================================================
Total return(b) .......................................           10.09%              (2.97)%          (26.18)%           32.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................          $3,238              $2,941            $4,739            $4,495
Ratios to average net assets:
 Expenses .............................................            1.28%(d)            1.17%              .97%              .98%(d)
 Expenses excluding waiver and payments
   by affiliate .......................................            1.28%(d)            1.17%             1.03%             1.07%(d)
 Net investment income ................................             .34%(d)             .09%              .19%              .59%(d)
Portfolio turnover rate ...............................           22.39%              41.21%            36.88%            13.92%



(a) Based on average shares outstanding effective year ended October 31, 1999.

(b) Total return is not annualized for periods less than one year.

(c) For the period January 2, 1997 (effective date) to October 31, 1997.

(d) Annualized



                        See notes to financial statements

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED)

  FRANKLIN VALUE FUND                                    SHARES         VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS 96.9%
(a)COMMERCIAL SERVICES 1.5%
   Robert Half International Inc. .............           22,500       $1,375,313
                                                                      ----------
   CONSUMER DURABLES 5.8%
   D.R. Horton Inc. ...........................          142,500        1,843,582
   Engle Homes Inc. ...........................           38,000          363,375
   Flexsteel Industries Inc. ..................           33,600          445,200
   La-Z-Boy Inc. ..............................           70,000        1,098,125
   Leggett & Platt Inc. .......................           54,000        1,154,250
   M/I Schottenstein Homes Inc. ...............           29,500          472,000
                                                                       ----------
                                                                        5,376,532
                                                                       ----------
   CONSUMER NON-DURABLES 7.8%
   Block Drug Co. Inc., A .....................           49,955        1,423,718
   DIMON Inc. .................................          105,000          249,375
   Standard Commercial Corp. ..................          245,800          752,763
(a)Timberland Co., A ..........................           16,000        1,110,000
(a)Tropical Sportswear International Corp. ....           99,500        1,753,688
   Wolverine World Wide Inc. ..................          155,000        1,860,000
                                                                       ----------
                                                                        7,149,544
                                                                       ----------
   CONSUMER SERVICES 1.5%
(a)Aztar Corp. ................................           89,000        1,062,438
   Wendy's International Inc. .................           13,000          290,875
                                                                       ----------
                                                                        1,353,313
                                                                       ----------
   ELECTRONIC TECHNOLOGY 5.6%
   B.F. Goodrich Co. ..........................           31,800        1,013,625
   Diebold Inc. ...............................           70,000        2,021,250
(a)ESCO Electronics Corp. .....................           43,000          701,438
(a)SPACEHAB Inc. ..............................          123,000          630,375
   United Technologies Corp. ..................           12,500          777,344
                                                                       ----------
                                                                        5,144,032
                                                                       ----------
   ENERGY MINERALS 2.1%
(a)Nuevo Energy Co. ...........................           65,000        1,137,500
   USX-Marathon Group Inc. ....................           36,000          839,250
                                                                       ----------
                                                                        1,976,750
                                                                       ----------
   FINANCE 23.8%
(a)Acceptance Insurance Cos. Inc. .............           65,000          288,438
   Allstate Corp. .............................           78,000        1,842,750
   American National Insurance Co. ............           21,000        1,084,125
   Harleysville Group Inc. ....................           73,000        1,172,563
   Household International Inc. ...............           36,500        1,523,875
   Manulife Financial Corp. (Canada) ..........           55,400          869,088
(a)Matrix Bancorp Inc. ........................           63,000          472,500
   National Commerce Bancorp ..................           85,000        1,397,188
(a)PBOC Holdings Inc. .........................           83,000          726,250
   Penn-America Group Inc. ....................          105,000          938,438
   The PMI Group Inc. .........................           29,000        1,404,688
   Presidential Life Corp. ....................          173,000        2,754,484


FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED) (CONT.)

  FRANKLIN VALUE FUND                                     SHARES          VALUE
----------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    FINANCE (CONT.)
(a) Professionals Group Inc. ...................          108,500       $1,919,094
    Reinsurance Group of America Inc. ..........           17,700          440,288
    ReliaStar Financial Corp. ..................           55,500        2,389,969
(a) Seibels Bruce Group Inc. ...................          103,500          181,125
    StanCorp Financial Group Inc. ..............           35,000        1,019,375
    Washington Mutual Inc. .....................           55,000        1,405,938
                                                                        ----------
                                                                        21,830,176
                                                                        ----------
    HEALTH TECHNOLOGY 1.6%
(a) SkyePharma PLC, ADR (United Kingdom) .......           10,498          167,964
    West Pharmaceutical Services Inc. ..........           53,000        1,295,188
                                                                        ----------
                                                                         1,463,152
                                                                        ----------
    INDUSTRIAL SERVICES 9.6%
(a) Atwood Oceanics Inc. .......................           27,500        1,667,188
    ENSCO International Inc. ...................           56,500        1,875,094
(a) R&B Falcon Corp. ...........................          103,000        2,137,250
(a) Rowan Cos. Inc. ............................           67,000        1,871,813
    Santa Fe International Corp. ...............           37,000        1,271,875
                                                                        ----------
                                                                         8,823,220
                                                                        ----------
    NON-ENERGY MINERALS 3.4%
    Commonwealth Industries Inc. ...............          117,500          881,250
(a) Lone Star Technologies Inc. ................           33,500        1,545,188
    LTV Corp. ..................................          187,000          666,188
                                                                        ----------
                                                                         3,092,626
                                                                        ----------
    PROCESS INDUSTRIES 4.6%
    Lancaster Colony Corp. .....................           30,500          800,625
    Myers Industries Inc. ......................          105,500        1,477,000
    RPM Inc. ...................................          127,200        1,287,900
    Sherwin-Williams Co. .......................            9,000          223,875
    Tuscarora Inc. .............................           37,400          474,513
                                                                        ----------
                                                                         4,263,913
                                                                        ----------
    PRODUCER MANUFACTURING 15.7%
    Baldor Electric Co. ........................           50,000          928,125
    CIRCOR International Inc. ..................           47,750          546,141
    Dana Corp. .................................           51,500        1,564,313
    Graco Inc. .................................            8,300          281,163
    JLG Industries Inc. ........................          240,000        2,280,000
    Kaydon Corp. ...............................           42,000          981,750
    Patrick Industries Inc. ....................           43,000          319,813
    Superior Industries International Inc. .....           43,000        1,384,063
    Teleflex Inc. ..............................           38,500        1,330,656
    Timken Co. .................................           95,000        1,757,500
(a) Tower Automotive Inc. ......................           82,500        1,289,063
    Watts Industries Inc., A ...................           87,000        1,163,625
    Woodhead Industries Inc. ...................           36,300          608,025
                                                                        ----------
                                                                        14,434,237
                                                                        ----------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED) (CONT.)


  FRANKLIN VALUE FUND                                                                   SHARES          VALUE
-----------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
      RETAIL TRADE 4.0%
      Family Dollar Stores Inc. ..............................................           68,000       $ 1,296,250
(a)   Rite Aid Corp. .........................................................          115,000           575,000
      Schultz Sav-O Stores Inc. ..............................................           63,250           723,422
      The TJX Cos. Inc. ......................................................           54,000         1,036,125
                                                                                                      -----------
                                                                                                        3,630,797
                                                                                                      -----------
      TECHNOLOGY SERVICES 3.5%
      Reynolds & Reynolds Co., A .............................................           82,500         1,959,375
(a)   Ultrak Inc. ............................................................          140,000         1,260,000
                                                                                                        ---------
                                                                                                        3,219,375
                                                                                                        ---------
      TRANSPORTATION 6.4%
(a)   Atlantic Coast Airlines Holdings Inc. ..................................           43,000         1,284,625
      Kenan Transport Co. ....................................................           66,500         1,330,000
(a)   Midwest Express Holdings ...............................................            8,500           215,156
(a)   Motor Cargo Industries Inc. ............................................          113,000           522,625
      Teekay Shipping Corp. ..................................................           34,000         1,115,625
      Tidewater Inc. .........................................................           46,000         1,368,500
                                                                                                      -----------
                                                                                                        5,836,531
                                                                                                      -----------
      TOTAL COMMON STOCK (COST $100,606,521) .................................                         88,969,511
                                                                                                      -----------

                                                                                       PRINCIPAL
                                                                                         AMOUNT
                                                                                         ------
      BONDS .9%
(d)   CORPORATE BONDS .1%
      Hechinger Co., senior notes, 6.95%, 10/15/03
       (COST $334,590) .......................................................         $500,000            42,500
                                                                                                      -----------
(a,f) CONVERTIBLE BONDS .8%
      SPACEHAB Inc., cvt. sub. notes, 144A, 8.00%, 10/15/07
       (COST $1,000,000) .....................................................        1,000,000           740,000
                                                                                                      -----------
      TOTAL BONDS (COST $1,334,590) ..........................................                            782,500
                                                                                                      -----------
      TOTAL LONG TERM INVESTMENTS (COST $101,941,111) ........................                         89,752,011
                                                                                                      -----------


                                                                                         SHARES
                                                                                         ------
      SHORT TERM INVESTMENTS 2.7%
(e)   Franklin Institutional Fiduciary Trust Money
        Market Portfolio (COST $2,452,350) ...................................        2,452,350         2,452,350
                                                                                                      -----------
      TOTAL INVESTMENTS (COST $104,393,461) 100.5% ...........................                         92,204,361
      OTHER ASSETS, LESS LIABILITIES (.5)% ...................................                          (429,341)
                                                                                                      -----------
      NET ASSETS 100.0% ......................................................                        $91,775,020
                                                                                                      ===========




(a) Non-income producing

(d) See Note 6 regarding defaulted securities.

(e) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.

(f) See Note 7 regarding restricted securities.



                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2000 (UNAUDITED)


                                               FRANKLIN           FRANKLIN
                                             BALANCE SHEET         MICROCAP           FRANKLIN
                                            INVESTMENT FUND       VALUE FUND          VALUE FUND
                                            -----------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .........     $  614,210,570     $   76,162,005      $  104,393,461
  Cost - Non-controlled affiliated
    issuers ...........................        341,792,171         27,330,979                  --
                                            =====================================================
  Value - Unaffiliated issuers ........        658,600,971         72,691,997          92,204,361
  Value - Non-controlled affiliated
    issuers ...........................        349,257,121         23,115,241                  --

 Receivables:
  Investment securities sold ..........            767,978              7,575           1,079,441
  Capital shares sold .................          1,062,964            201,713             213,158
  Dividends and interest ..............            317,532             15,400              53,616
 Other assets .........................             85,600             56,500                 518
                                            -----------------------------------------------------
      Total assets ....................      1,010,092,166         96,088,426          93,551,094
                                            -----------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .....            413,065             18,504              35,316
  Capital shares redeemed .............         24,266,661            258,924           1,460,050
  Affiliates ..........................            759,454            112,459             174,326
  Shareholders ........................            308,362             49,275              85,733
 Other liabilities ....................             98,751                368              20,649
                                            -----------------------------------------------------
      Total liabilities ...............         25,846,293            439,530           1,776,074
                                            -----------------------------------------------------
       Net assets, at value ...........     $  984,245,873     $   95,648,896      $   91,775,020
                                            =====================================================
Net assets consist of:
 Undistributed net investment income
   (loss) .............................     $    1,087,561     $      126,034      $      (83,030)
 Net unrealized appreciation
   (depreciation) .....................         51,855,008         (7,685,746)        (12,189,133)
 Accumulated net realized gain (loss)..         26,739,739          2,114,920         (30,140,921)
 Capital shares .......................        904,563,565        101,093,688         134,188,104
                                            -----------------------------------------------------
       Net assets, at value ...........     $  984,245,873     $   95,648,896      $   91,775,020
                                            =====================================================



                         See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2000 (UNAUDITED)


                                               FRANKLIN            FRANKLIN
                                             BALANCE SHEET          MICROCAP           FRANKLIN
                                            INVESTMENT FUND        VALUE FUND         VALUE FUND
                                            ------------------------------------------------------
CLASS A:
 Net assets, at value .................     $   984,245,873     $    95,648,896    $    59,539,424
                                            ======================================================
 Shares outstanding ...................          31,715,666           5,485,892          3,136,094
                                            ======================================================
 Net asset value per share* ...........     $         31.03     $         17.44    $         18.99
                                            ======================================================
 Maximum offering price per share
   (net asset value per share / 98.50%,
   94.25%, 94.25%, respectively) ......     $         31.50     $         18.50    $         20.15
                                            ======================================================
CLASS B:
 Net assets, at value .................                  --                  --    $     1,993,310
                                            ======================================================
 Shares outstanding ...................                  --                  --            105,945
                                            ======================================================
 Net asset value and maximum offering                    --                  --    $         18.81
   price per share* ...................     ======================================================
CLASS C:
 Net assets, at value .................                  --                  --    $    27,004,582
                                            ======================================================
 Shares outstanding ...................                  --                  --          1,449,884
                                            ======================================================
 Net asset value per share* ...........                  --                  --    $         18.63
                                            ======================================================
 Maximum offering price per share
   (net asset value per share / 99.00%)                  --                  --    $         18.82
                                            ======================================================
ADVISOR CLASS:
 Net assets, at value .................                  --                  --    $     3,237,704
                                            ======================================================
 Shares outstanding ...................                  --                  --            168,674
                                            ======================================================
 Net asset value and maximum offering
   price per share ....................                  --                  --    $         19.20
                                            ======================================================


* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                         See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)


                                                            FRANKLIN         FRANKLIN           FRANKLIN
                                                          BALANCE SHEET       MICROCAP            VALUE
                                                         INVESTMENT FUND     VALUE FUND            FUND
                                                         ------------------------------------------------
Investment income:
 Dividends+
  Unaffiliated issuers .............................     $  7,763,332      $    679,671      $    689,025
  Non-controlled affiliated issuers (Note 8) .......        1,881,338           157,350                --
 Interest ..........................................        1,247,885                --            40,005
                                                         ------------------------------------------------
      Total investment income ......................       10,892,555           837,021           729,030
                                                         ------------------------------------------------
Expenses:
 Management fees (Note 3) ..........................        2,533,871           384,003           336,621
 Distribution fees (Note 3)
  Class A ..........................................        1,336,604           130,229            91,835
  Class B ..........................................               --                --             7,779
  Class C ..........................................               --                --           134,973
 Transfer agent fees (Note 3) ......................        1,085,014           151,813           155,530
 Custodian fees ....................................           22,159             1,100               132
 Reports to shareholders ...........................           96,582            16,174            24,835
 Registration and filing fees ......................          115,650            18,405            52,673
 Professional fees .................................           24,197             3,982             2,142
 Trustees' fees and expenses .......................           22,245             2,392             4,444
 Other .............................................           14,194             2,889             1,096
                                                         ------------------------------------------------
      Total expenses ...............................        5,250,516           710,987           812,060
                                                         ------------------------------------------------
       Net investment income (loss) ................        5,642,039           126,034           (83,030)
                                                         ------------------------------------------------

Realized and unrealized gains (losses):
Net realized gain (loss) from:
  Investments
   Unaffiliated issuers ............................       (3,337,345)        2,542,750          (892,715)
   Non-controlled affiliated issuers (Note 8) ......       30,836,313          (426,480)               --
   Closed-end funds distributions ..................        1,151,430                --                --
  Foreign currency transactions ....................         (166,193)               --                --
                                                         ------------------------------------------------
      Net realized gain (loss) .....................       28,484,205         2,116,270          (892,715)
 Net unrealized appreciation (depreciation) on:
  Investments ......................................       17,894,727         1,097,040         9,087,011
  Translation of assets and liabilities
     denominated in foreign currencies .............           53,243                --               (48)
                                                         ------------------------------------------------
      Net unrealized appreciation ..................       17,947,970         1,097,040         9,086,963
                                                         ------------------------------------------------
Net realized and unrealized gain ...................       46,432,175         3,213,310         8,194,248
                                                         ------------------------------------------------
Net increase in net assets resulting from operations     $ 52,074,214      $  3,339,344      $  8,111,218
                                                         ================================================



+ Net of foreign taxes and fees of $18,336 and $1,378 for the Franklin Balance
  Sheet Investment Fund and the Franklin Value Fund, respectively.



                         See notes to financial statements.

Franklin Value Investors Trust
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 1999


                                                              Franklin Balance                            Franklin MicroCap
                                                           Sheet Investment Fund                             Value Fund
                                                     -------------------------------------------------------------------------------
                                                       Six Months              Year               Six Months              Year
                                                          Ended                Ended                Ended                 Ended
                                                      April 30, 2000     October 31, 1999       April 30, 2000      October 31, 1999
                                                     -------------------------------------------------------------------------------
Increase in net assets:
 Operations:
  Net investment income (loss) .................     $     5,642,039      $    16,294,986      $       126,034      $       (73,394)
  Net realized gain from investments and
   foreign currency transactions ...............          28,484,205            8,435,693            2,116,270            9,110,832
  Net unrealized appreciation (depreciation)
   on investments and translation of assets
   and liabilities denominated in
   foreign currencies ..........................          17,947,970          (33,780,186)           1,097,040           (9,966,758)
                                                     -------------------------------------------------------------------------------

      Net increase (decrease) in net assets
       resulting from operations ...............          52,074,214           (9,049,507)           3,339,344             (929,320)
 Distributions to shareholders from:
  Net investment income ........................          (4,995,010)         (18,737,781)                  --                   --
  Net realized gains ...........................         (10,253,110)         (53,832,197)          (9,054,566)         (13,333,988)
                                                     -------------------------------------------------------------------------------
 Total distributions to shareholders ...........         (15,248,120)         (72,569,978)          (9,054,566)         (13,333,988)
 Capital share transactions (Note 2) ...........        (218,358,996)        (219,808,908)         (14,634,971)         (45,372,974)
                                                     -------------------------------------------------------------------------------

      Net decrease in net assets ...............        (181,532,902)        (301,428,393)         (20,350,193)         (59,636,282)
Net assets:
 Beginning of period ...........................       1,165,778,775        1,467,207,168          115,999,089          175,635,371
                                                     -------------------------------------------------------------------------------
 End of period .................................     $   984,245,873       $1,165,778,775      $    95,648,896      $   115,999,089
                                                     ===============================================================================
Undistributed net investment income included
 in net assets:
  End of period ................................     $     1,087,561       $      440,532      $       126,034       $           --
                                                     ===============================================================================




                         See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 1999


                                                                          FRANKLIN VALUE FUND
                                                                    ----------------------------------
                                                                      SIX MONTHS           YEAR
                                                                         ENDED             ENDED
                                                                    APRIL 30, 2000    OCTOBER 31, 1999
                                                                    ----------------------------------
Increase in net assets:
 Operations:
  Net investment loss .........................................     $     (83,030)     $    (513,905)
  Net realized loss from investments and foreign currency
     transactions .............................................          (892,715)       (29,248,166)
  Net unrealized appreciation on investments and translation of
    assets and liabilities denominated in foreign currencies ..         9,086,963         24,916,452
                                                                    ----------------------------------
      Net increase (decrease) in net assets resulting from
        operations ............................................         8,111,218         (4,845,619)
 Distributions to shareholders from:
  Net realized gains:
   Class A ....................................................                --           (484,796)
   Class C ....................................................                --           (215,275)
   Advisor Class ..............................................                --            (13,287)
                                                                    ----------------------------------
 Total distributions to shareholders ..........................                --           (713,358)
 Capital share transactions: (Note 2)
  Class A .....................................................       (11,664,552)       (28,835,655)
  Class B .....................................................           535,472          1,378,201
  Class C .....................................................        (5,482,343)        (9,739,449)
  Advisor Class ...............................................            10,203         (1,699,686)
                                                                    ----------------------------------
 Total capital share transactions .............................       (16,601,220)       (38,896,589)
      Net decrease in net assets ..............................        (8,490,002)       (44,455,566)
Net assets:
 Beginning of period ..........................................       100,265,022        144,720,588
                                                                    ================================
 End of period ................................................     $  91,775,020      $ 100,265,022
                                                                    ================================
Undistributed net investment loss included in net assets:
 End of period ................................................     $     (83,030)               $--
                                                                    ================================



                         See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Value Investors Trust (the Trust) is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment company, consisting of three series (the Funds). The Funds' investment objectives are growth and income.

Effective June 1, 2000, the Trust began offering shares of the Franklin Large Cap Value Fund.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.



CLASS A                                CLASS A, CLASS B, CLASS C & ADVISOR CLASS
--------------------------------------------------------------------------------
Franklin Balance Sheet                 Franklin Value Fund
  Investment Fund
Franklin Microcap Value Fund

At April 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:


                                                              FRANKLIN BALANCE                    FRANKLIN MICROCAP
                                                            SHEET INVESTMENT FUND                    VALUE FUND
                                                       --------------------------------------------------------------------
                                                          SHARES               AMOUNT           SHARES          AMOUNT
                                                       --------------------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2000
 Shares sold .....................................       4,407,571          $132,832,118         920,466        $16,117,014
 Shares issued in reinvestment of distributions ..         473,606            14,022,303         482,226          8,120,320
 Shares redeemed .................................     (12,081,993)         (365,213,417)     (2,219,056)       (38,872,305)
                                                       --------------------------------------------------------------------
 Net decrease ....................................      (7,200,816)        $(218,358,996)       (816,364)      $(14,634,971)
                                                       =====================================================================
Year ended October 31, 1999
 Shares sold .....................................      13,927,778          $431,957,836         867,659        $16,807,823
 Shares issued in reinvestment of distributions ..       2,197,329            67,192,593         644,741         12,063,077
 Shares redeemed .................................     (23,260,066)         (718,959,337)     (3,876,306)       (74,243,874)
                                                       --------------------------------------------------------------------
 Net decrease ....................................      (7,134,959)        $(219,808,908)     (2,363,906)      $(45,372,974)
                                                       =====================================================================

CLASS B SHARES:
Six months ended April 30, 2000
 Shares sold .....................................
 Shares redeemed .................................
 Net increase ....................................

Year ended October 31, 1999*
 Shares sold .....................................
 Shares redeemed .................................

 Net increase ....................................


                                                                 FRANKLIN
                                                                VALUE FUND
--------------------------------------------------------------------------------------
                                                        SHARES          AMOUNT
--------------------------------------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2000
 Shares sold .....................................      1,546,674          $27,506,801
 Shares issued in reinvestment of distributions ..             --                   --
 Shares redeemed .................................     (2,220,094)         (39,171,353)
                                                       -------------------------------
 Net decrease ....................................       (673,420)        $(11,664,552)
                                                       ===============================
Year ended October 31, 1999
 Shares sold .....................................      1,856,763          $34,066,206
 Shares issued in reinvestment of distributions ..         25,433              439,189
 Shares redeemed .................................     (3,538,676)         (63,341,050)
                                                       -------------------------------
 Net decrease ....................................     (1,656,480)        $(28,835,655)
                                                       ===============================

CLASS B SHARES:
Six months ended April 30, 2000
 Shares sold .....................................         41,539           $  728,077
 Shares redeemed .................................        (10,749)            (192,605)
                                                       -------------------------------
 Net increase ....................................         30,790           $  535,472
                                                       ===============================
Year ended October 31, 1999*
 Shares sold .....................................         77,515           $1,420,965
 Shares redeemed .................................         (2,360)             (42,764)
                                                       -------------------------------
 Net increase ....................................         75,155           $1,378,201
                                                       ===============================


*For the period January 1, 1999 (effective date) to October 31, 1999.


FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                           FRANKLIN
                                                                          VALUE FUND
                                                                ---------------------------------
                                                                SHARES                  AMOUNT
                                                                ---------------------------------
CLASS C SHARES:
Six months ended April 30, 2000
 Shares sold                                                      306,231             $ 5,287,310
 Shares redeemed                                                 (625,850)            (10,769,653)
                                                               ----------------------------------
Net decrease                                                     (319,619)           $ (5,482,343)
                                                               ==================================
Year ended October 31, 1999
 Shares sold                                                      653,697             $11,754,271
 Shares issued in reinvestment of distributions                    11,693                 200,090
 Shares redeemed                                               (1,235,879)            (21,693,810)
                                                               ----------------------------------
Net decrease                                                     (570,489)           $ (9,739,449)
                                                               ==================================
ADVISOR CLASS SHARES:
Six months ended April 30, 2000
 Shares sold                                                       18,294              $  331,101
 Shares redeemed                                                  (18,024)               (320,898)
                                                               ----------------------------------
Net increase                                                          270              $   10,203
                                                               ==================================
Year ended October 31, 1999
 Shares sold                                                       45,867              $  843,626
 Shares issued in reinvestment of distributions                       758                  13,180
 Shares redeemed                                                 (140,454)             (2,556,492)
                                                               ----------------------------------
Net decrease                                                      (93,829)           $ (1,699,686)
                                                               ==================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisory Services, LLC (Advisory Services), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' investment manager, principal underwriter, administrative manager, and transfer agent, respectively.


FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Franklin Balance Sheet Investment Fund pays an investment management fee to Advisory Services based on the average net assets of the fund as follows:

           ANNUALIZED
            FEE RATE     AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------

              .625%      First $100 million
              .500%      Over $100 million, up to and including $250 million
              .450%      Over $250 million, up to and including $10 billion


Fees are further reduced on net assets over $10 billion.

The Franklin MicroCap Value Fund pays an investment management fee to Advisory Services of .750% per year of the average daily net assets of the fund.

The Franklin Value Fund pays an investment management fee to Advisory Services based on the average net assets of the fund as follows:

           ANNUALIZED
            FEE RATE     AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------

              .750%      First $500 million
              .625%      Over $500 million, up to and including $1 billion
              .500%      Over $1 billion


For the Franklin MicroCap Value Fund and the Franklin Value Fund, management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

Under an agreement with Advisory Services, FT Services provides administrative services to the Funds. The fee is paid by Advisory Services based on average daily net assets, and is not an additional expense of the Funds.

The Franklin Balance Sheet Investment Fund and the Franklin MicroCap Fund reimburse Distributors up to .25% per year of their average daily net assets, and the Franklin Value Fund reimburses Distributors up to .35%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                                   FRANKLIN        FRANKLIN
                                                 BALANCE SHEET     MICROCAP       FRANKLIN
                                                INVESTMENT FUND   VALUE FUND     VALUE FUND
--------------------------------------------------------------------------------------------
Net commissions received (paid) ...........        $(533,493)       $12,606        $(63,911)
Contingent deferred sales charges .........          $ 1,710          $ 447         $20,011

The Funds paid transfer agent fees of $1,392,357, of which $815,299 was paid to Investor Services.

Included in professional fees are legal fees of $7,856 that were paid to a law firm in which a partner is an officer of the Funds.


FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES

At October 31, 1999, the Franklin Value Fund had tax basis capital losses of $29,248,206 which may be carried over to offset future capital gains. Such losses expire in 2007.

At April 30, 2000, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                      FRANKLIN         FRANKLIN
                                                    BALANCE SHEET      MICROCAP          FRANKLIN
                                                   INVESTMENT FUND    VALUE FUND        VALUE FUND
------------------------------------------------------------------------------------------------------
Investments at cost ...........................  $957,746,881         $103,492,984      $104,472,575
                                                 ============         ============      ============
Unrealized appreciation .......................  $216,429,140         $ 13,796,712      $ 11,287,142
Unrealized depreciation ......................   (166,317,929)         (21,482,458)      (23,555,356)
                                                 ------------         ------------      ------------
Net unrealized appreciation (depreciation) ....  $ 50,111,211         $ (7,685,746)     $(12,268,214)
                                                 ============         ============      ============


Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2000 were as follows:

                                     FRANKLIN        FRANKLIN
                                  BALANCE SHEET      MICROCAP         FRANKLIN
                                  INVESTMENT FUND   VALUE FUND       VALUE FUND
--------------------------------------------------------------------------------

Purchases ..................       $ 25,753,737     $ 1,270,618      $20,089,832
Sales ......................       $208,686,871     $25,246,650      $36,568,596


6. DEFAULTED SECURITIES

At April 30, 2000, the Franklin Balance Sheet Investment Fund and Franklin Value Fund held defaulted securities with a value aggregating $595,000 and $42,500, representing .1% of each of the fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Funds discontinue accruing income on defaulted bonds and provide an estimate for losses on interest receivable.

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (unaudited) (continued)

7. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at April 30, 2000 were as follows:

PRINCIPAL
AMOUNT      ISSUER                                                                           ACQUISITION DATE    COST       VALUE
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN VALUE FUND
$1,000,000  SPACEHAB Inc., cvt. sub. notes, 144A, 8.00%, 10/15/07 (.8% of Net Assets) ....       10/15/97       $1,000,000  $740,000


8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO ISSUERS

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies", including dividend income and net realized capital gains and losses at April 30, 2000 were as follows:

                                              NUMBER OF
                                             SHARES HELD                             NUMBER OF
                                            AT BEGINNING     GROSS        GROSS     SHARES HELD AT
NAME OF ISSUER                                OF PERIOD    ADDITIONS    REDUCTIONS  END OF PERIOD
--------------------------------------------------------------------------------------------------
FRANKLIN BALANCE SHEET INVESTMENT FUND
ACMAT Corp., A .........................      295,000            --        1,500         293,500
Allen Organ Co., B .....................       83,000            --       10,000          73,000
American Pacific Corp. .................      421,100            --        7,100         414,000
Audiovox Corp., A ......................    1,200,000            --      910,000         290,000
Aztar Corp. ............................    3,250,000            --      275,000       2,975,000
Castle & Cooke Inc. ....................    1,729,000            --      229,000       1,500,000
Champps Entertainment Inc. .............      985,000       133,000       18,000       1,100,000
Charming Shoppes Inc. ..................    6,000,000            --      800,000       5,200,000
Cherry Corp., B ........................      654,900            --       54,900         600,000
Chic By H.I.S. Inc. ....................      756,000            --          --          756,000
Commonwealth Industries Inc. ...........    1,174,300            --       74,300       1,100,000
Crown Central Petroleum Corp., B .......      397,800            --      149,800         248,000
Cyrk Inc. ..............................    1,150,000            --       50,000       1,100,000
Delta Woodside Industries Inc. .........    2,283,500            --       43,500       2,240,000
Designs Inc. ...........................    1,190,000            --           --       1,190,000
DIMON Inc. .............................    2,145,000        91,500           --       2,236,500
Echelon International Corp. Inc. .......      408,700            --      408,700              --
Ecology & Environment Inc., A ..........      235,000            --       33,600         201,400
ESCO Electronics Corp. .................      800,000            --      190,000         610,000
Fidelity Bancorp Inc. ..................      128,300            --           --         128,300
Fred's Inc. ............................      969,000            --       29,000         940,000
Garan Inc. .............................      285,100            --        5,100         280,000
Government Technology Services Inc. ....      194,500       448,500      154,000         489,000


                                                                             NET REALIZED
                                                 VALUE AT      DIVIDEND      CAPITAL GAINS
NAME OF ISSUER                                 END OF PERIOD    INCOME       (LOSSES)
-------------------------------------------------------------------------------------------
FRANKLIN BALANCE SHEET INVESTMENT FUND
ACMAT Corp., A .........................       $  2,421,375      $    --        $     2,249
Allen Organ Co., B .....................          4,421,063       23,240            173,731
American Pacific Corp. .................          2,898,000           --             (1,651)
Audiovox Corp., A ......................                  *           --         27,236,685
Aztar Corp. ............................         35,514,063           --            576,014
Castle & Cooke Inc. ....................         27,187,500           --           (602,636)
Champps Entertainment Inc. .............          4,675,000           --            (66,102)
Charming Shoppes Inc. ..................         35,100,000           --          1,753,001
Cherry Corp., B ........................         10,800,000           --            232,438
Chic By H.I.S. Inc. ....................             70,837           --                 --
Commonwealth Industries Inc. ...........          8,250,000      110,000           (373,050)
Crown Central Petroleum Corp., B .......                  *           --         (1,327,460)
Cyrk Inc. ..............................          9,693,750           --            (92,679)
Delta Woodside Industries Inc. .........          4,480,000           --           (280,935)
Designs Inc. ...........................          1,413,125           --                 --
DIMON Inc. .............................          5,311,688      219,075                 --
Echelon International Corp. Inc. .......                  *           --          4,051,851
Ecology & Environment Inc., A ..........          1,132,875       37,216           (101,646)
ESCO Electronics Corp. .................                  *           --            505,249
Fidelity Bancorp Inc. ..................          2,245,250       30,792                 --
Fred's Inc. ............................         14,805,000       95,945             74,997
Garan Inc. .............................          6,055,000      369,355             61,272
Government Technology Services Inc. ....          1,573,969           --            165,446

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (unaudited) (continued)


8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO ISSUERS (CONT.)

                                                    NUMBER OF
                                                    SHARES HELD                                  NUMBER OF
                                                    AT BEGINNING     GROSS         GROSS      SHARES HELD AT
NAME OF ISSUER                                     OF PERIOD        ADDITIONS     REDUCTIONS  END OF PERIOD
-------------------------------------------------------------------------------------------------------------

FRANKLIN BALANCE SHEET INVESTMENT FUND (CONT.)
Haggar Corp. .................................        827,000             --        227,000        600,000
Handleman Co. ................................      1,850,000        260,600         50,000      2,060,600
Hardinge Inc. ................................        430,000         90,000             --        520,000
Insteel Industries Inc. ......................        570,000             --         10,000        560,000
International Shipholding Corp. ..............        587,900             --         17,900        570,000
Jacobson Stores Inc. .........................        298,100         86,200             --        384,300
Jan Bell Marketing Inc. ......................      1,251,400             --             --      1,251,400
Kaneb Services Inc. ..........................      3,190,000             --        197,500      2,992,500
KLLM Transport Services Inc. .................        295,900             --         50,900        245,000
Maynard Oil Co. ..............................        260,000             --             --        260,000
Merchants Group Inc. .........................        257,800             --             --        257,800
Nash-Finch Co. ...............................        950,000             --         55,000        895,000
Nashua Corp. .................................        299,100             --         50,000        249,100
Pitt-Des Moines Inc. .........................        446,500             --         26,500        420,000
Professionals Group Inc. .....................        463,500         46,350             --        509,850
Pulaski Furniture Corp. ......................        192,000             --             --        192,000
SCPIE Holdings Inc. ..........................        559,000             --         15,000        544,000
Standard Microsystems Corp. ..................      1,315,000             --        215,000      1,100,000
Stewart Information Services Corp. ...........        780,000             --             --        780,000
Syms Corp. ...................................      1,443,200             --             --      1,443,200
VICORP Restaurants Inc. ......................        606,700             --        119,637        487,063
Wolohan Lumber Co. ...........................        520,000             --             --        520,000

 TOTAL NON-CONTROLLED AFFILIATED ISSUERS .....


FRANKLIN MICROCAP VALUE FUND
ACMAT Corp., A ...............................        150,000             --             --        150,000
Allou Health & Beauty Care Inc., A ...........        300,000             --         41,000        259,000
Art's-Way Manufacturing Co. Inc. .............        120,500             --             --        120,500
Athey Products Corp. .........................        198,000             --             --        198,000
Atlantic Tele-Network Inc. ...................        270,000             --         30,000        240,000
ECC International Corp. ......................        682,000             --        112,000        570,000
Espey Manufacturing & Electronics Corp. ......         90,000             --         10,000         80,000
GZA GeoEnvironmental Technologies Inc. .......        310,000             --         78,000        232,000
Harding Lawson Associates Group Inc. .........        300,900             --        129,900        171,000
Kentucky Electric Steel Inc. .................        450,000             --         20,000        430,000
Maine Public Service Co. .....................        118,000             --          8,000        110,000
Maynard Oil Co. ..............................        290,000             --         34,000        256,000
Roy F. Weston Inc., A ........................        633,000             --         33,000        600,000
S&K Famous Brands Inc. .......................        250,000             --             --        250,000

                                                                                          NET REALIZED
                                                    VALUE AT            DIVIDEND         CAPITAL GAINS
NAME OF ISSUER                                      END OF PERIOD        INCOME            (LOSSES)
-------------------------------------------------------------------------------------------------------------
FRANKLIN BALANCE SHEET INVESTMENT FUND (CONT.)
Haggar Corp. .................................     $  7,837,500       $     69,975       $   (795,780)
Handleman Co. ................................       24,727,200                 --            411,640
Hardinge Inc. ................................        5,850,000            138,950                 --
Insteel Industries Inc. ......................        3,255,000             67,200              6,497
International Shipholding Corp. ..............        4,595,625             71,875           (103,273)
Jacobson Stores Inc. .........................        1,981,547                 --                 --
Jan Bell Marketing Inc. ......................        3,675,988                 --                 --
Kaneb Services Inc. ..........................       17,019,844                 --            (71,581)
KLLM Transport Services Inc. .................        1,990,625                 --           (262,739)
Maynard Oil Co. ..............................        3,315,000                 --                 --
Merchants Group Inc. .........................        4,181,194             51,560                 --
Nash-Finch Co. ...............................        6,600,625            167,850           (667,769)
Nashua Corp. .................................                *                 --           (268,908)
Pitt-Des Moines Inc. .........................       10,080,000            159,905            (81,387)
Professionals Group Inc. .....................        9,017,972                 --                 --
Pulaski Furniture Corp. ......................        4,224,000             65,280                 --
SCPIE Holdings Inc. ..........................       16,082,000             99,120             51,102
Standard Microsystems Corp. ..................       14,300,000                 --            193,492
Stewart Information Services Corp. ...........       11,115,000             31,200                 --
Syms Corp. ...................................        5,772,800                 --                 --
VICORP Restaurants Inc. ......................       10,289,206                 --            438,245
Wolohan Lumber Co. ...........................        5,297,500             72,800                 --
                                                   ---------------------------------------------------
 TOTAL NON-CONTROLLED AFFILIATED ISSUERS .....     $349,257,121       $  1,881,338       $ 30,836,313
                                                   =============------------------------==============

FRANKLIN MICROCAP VALUE FUND
ACMAT Corp., A ...............................     $  1,237,500       $         --       $         --
Allou Health & Beauty Care Inc., A ...........                *                 --             (9,215)
Art's-Way Manufacturing Co. Inc. .............          399,156                 --                 --
Athey Products Corp. .........................          420,750                 --                 --
Atlantic Tele-Network Inc. ...................        2,340,000             80,100           (175,573)
ECC International Corp. ......................        2,066,250                 --            (25,495)
Espey Manufacturing & Electronics Corp. ......        1,200,000              8,850            (27,624)
GZA GeoEnvironmental Technologies Inc. .......        1,334,000                 --            (10,098)
Harding Lawson Associates Group Inc. .........                *                 --            156,343
Kentucky Electric Steel Inc. .................        1,021,250                 --            (88,127)
Maine Public Service Co. .....................        2,062,500             68,400            (10,332)
Maynard Oil Co. ..............................        3,264,000                 --             59,442
Roy F. Weston Inc., A ........................        1,725,000                 --            (93,060)
S&K Famous Brands Inc. .......................        1,812,500                 --                 --

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (unaudited) (continued)


8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO ISSUERS (CONT.)

                                                NUMBER OF
                                               SHARES HELD                              NUMBER OF
                                               AT BEGINNING     GROSS       GROSS      SHARES HELD AT
NAME OF ISSUER                                  OF PERIOD      ADDITIONS  REDUCTIONS   END OF PERIOD
-----------------------------------------------------------------------------------------------------
FRANKLIN MICROCAP VALUE FUND (CONT.) ......
Seneca Foods Corp., A .....................     191,600          --             --         191,600
Temtex Industries Inc. ....................     265,500          --             --         265,500
TransFinancial Holdings Inc. ..............     300,000          --         45,500         254,500
Village Super Market Inc., A ..............     108,500          --          3,500         105,000

 TOTAL NON-CONTROLLED AFFILIATED ISSUERS




                                                                              NET REALIZED
                                                VALUE AT      DIVIDEND           CAPITAL
NAME OF ISSUER                               END OF PERIOD      INCOME            LOSSES
---------------------------------------------------------------------------------------------
FRANKLIN MICROCAP VALUE FUND (CONT.) ......
Seneca Foods Corp., A .....................    $2,107,600     $      --          $        --
Temtex Industries Inc. ....................       290,391            --                   --
TransFinancial Holdings Inc. ..............       413,563            --             (194,239)
Village Super Market Inc., A ..............     1,420,781            --               (8,502)
                                              -----------------------------------------------
 TOTAL NON-CONTROLLED AFFILIATED ISSUERS      $23,115,241     $ 157,350          $  (426,480)
                                              ===============================================



*As of April 30, 2000, no longer an affiliate.